Exhibit 4.1

State of Delaware

NUMBER	SHARES

UNIVISION COMMUNICATIONS INC.

$0.01 Par Value

This Certifies that                              is the owner of                                           fully paid and non-assessable Shares of the above Corporation, transferable only on the books of the Corporation by the holder hereof in person or by duly authorized Attorney upon surrender of this Certificate properly endorsed.

In Witness Whereof, the said Corporation has caused this certificate to be signed by its duly authorized officers and to be sealed with the Seal of the Corporation

Dated:

[SEAL]

The following abbreviations, when used in the inscription on the face of this Certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM	—	as tenants in common	UNIF GIFT MIN ACT	—	Custodian	(Minor)
TEN ENT	—	as tenants by the entireties
JT TEN	—	as joint tenants with right			under Uniform Gifts to Minors Act
of survivorship and not as tenants in common
(State)

			UNIF TRF MIN ACT	—	Custodian
(Minor)
under Uniform Gifts to Minors Act

(State)

PLEASE INSERT SOCIAL SECURITY OR OTHER IDENTIFYING NUMBER OF ASSIGNEE

For value received, the undersigned hereby sells, assigns and transfers unto                                                                                                represented by the within Certificate, and hereby irrevocably constitutes and appoints                                                           Attorney to transfer the said shares on the books of the within-named Corporation with full power of substitution in the premises.

Dated,

In presence of

For Value Received,                                                                                                                               hereby sell(s), assign(s) and transfer(s) unto

PLEASE INSERT SOCIAL

SECURITY OR OTHER

IDENTIFYING

NUMBER OF ASSIGNEE

(PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS, INCLUDING ZIP CODE, OF ASSIGNEE)

shares of the Common Stock represented by the within Certificate, and do(es) hereby irrevocably constitute and appoint

Attorney to transfer the said shares on the books of the within-named Corporation with full power of substitution in the premises.

Date

Signature

THE SIGNATURE(S) TO THIS ASSIGNMENT MUST CORRESPOND WITH THE NAME(S) AS WRITTEN UPON THE FACE OF THE CERTIFICATE IN EVERY PARTICULAR WITHOUT ALTERATION OR ENLARGEMENT OR ANY CHANGE WHATSOEVER.

Signature(s) Guaranteed:

SIGNATURE(S) MUST BE GUARANTEED BY AN ELIGIBLE GUARANTOR

INSTITUTION (BANKS, STOCKBROKERS, SAVINGS AND LOAN

ASSOCIATIONS AND CREDIT UNIONS WITH MEMBERSHIP IN AN

APPROVED SIGNATURE GUARANTEE MEDALLION PROGRAM),

PURSUANT TO S.E.C. RULE 17Ad-15.

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